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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                  June 17, 2002


                       Cabot Microelectronics Corporation
                  -------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                   000-30205               36-4324765
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         (State or other          (Commission File Number)    (IRS Employer
  jurisdiction of incorporation)                              Identification)


                    870 Commons Drive, Aurora, Illinois 60504
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               (Address of principal executive offices) (Zip Code)

                                 (630) 375-6631
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              (Registrant's telephone number, including area code)

                                 Not applicable
  ----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.
         ------------

         On June 17, 2002, Cabot Microelectronics Corporation issued a press release entitled "H. Laurance Fuller Elected to Cabot Microelectronics' Board of Directors," a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         (c)      Exhibits

                  The following exhibits are filed herewith:

                  99.1 Text of press release, dated June 17, 2002, entitled "H. Laurance Fuller Elected to Cabot
                            Microelectronics' Board of Directors."




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                CABOT MICROELECTRONICS CORPORATION


Date: June 18, 2002             By: /s/ MARTIN M. ELLEN
                                    -------------------
                                    Martin M. Ellen
                                    Vice President, Chief Financial Officer
                                    [Principal Financial Officer]


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                                INDEX TO EXHIBITS

Exhibit
Number              Title
-------             -----

99.1                Text of press release, dated June 17, 2002, entitled
                    "H. Laurance Fuller Elected to Cabot Microelectronics' Board of Directors."



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